EXHIBIT 21.1

In Effect as of March 1, 2004

Subsidiaries of:

Jurisdiction
COGENT COMMUNICATIONS GROUP, INC.	(Delaware corporation)
COGENT COMMUNICATIONS, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF CALIFORNIA, INC.	(Delaware corporation)
COGENT GREAT LAKES COMMUNICATIONS, INC.	(Delaware corporation)
COGENT INTERNET, INC.	(Delaware corporation)
NETWORK EQUIPMENT SOLUTIONS, LLC	(Delaware LLC)
ALLIED RISER COMMUNICATIONS CORPORATION	(Delaware corporation)
ALLIED RISER OPERATIONS CORPORATION	(Delaware corporation)
COGENT COMMUNICATIONS WORLDWIDE, INC.	(Delaware corporation)
ALLIED RISER COMMUNICATIONS CORPORATION OF CANADA INC.	(Nova Scotia corporation)
SHARED TECHNOLOGIES OF CANADA INC.	(Canadian Federal corporation)
FIBER SERVICES OF CANADA, LTD.	(Nova Scotia corporation)
COGENT COMMUNICATIONS OF ARIZONA, INC.	(Delaware corporation)
ALLIED RISER OF CALIFORNIA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF CONNECTICUT, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF D.C., INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF FLORIDA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF GEORGIA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF ILLINOIS, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF LOUISIANA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF MARYLAND, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF MASSACHUSETTS, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF MICHIGAN, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF MINNESOTA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF MISSOURI, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF NEW JERSEY, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF NEW YORK, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF NORTH CAROLINA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF OKLAHOMA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF OHIO, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF PENNSYLVANIA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF TEXAS, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF UTAH, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF VIRGINIA, INC.	(Virginia corporation)
COGENT COMMUNICATIONS OF WASHINGTON, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF WISCONSIN, INC.	(Delaware corporation)
SYMPOSIUM GAMMA, INC.	(Delaware corporation)
FIRSTMARK COMMUNICATIONS PARTICIPATIONS, SARL	(Luxembourg corporation)
LAMBDANET COMMUNICATIONS France, SAS	(French corporation)
LAMBDANET ESPANA S.A.	(Spanish corporation)
FIRSTMARK COMMUNICATIONS HUNGARY KFT	(Hungarian corporation)
FIRSTMARK COMMUNICATIONS SWITZERLAND GMBH	(Swiss corporation)
LAMBDANET COMMUNICATIONS (UK) LTD.	(English corporation)
LAMBDANET COMMUNICATIONS BELGIUM SPRL	(Belgian corporation)
LAMBDANET COMMUNICATIONS NETHERLANDS B.V.	(Dutch corporation)